Exhibit 99.906CERT

Certification of Principal Executive Officer
  In connection with the Certified Shareholder Report of Bancroft Convertible Fund, Inc. (the "Company") on Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas H. Dinsmore, Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
   (1)	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and
   (2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26,2003

/s/Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

  A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Certification of Principal Financial Officer
  In connection with the Certified Shareholder Report of Bancroft
Convertible Fund, Inc. (the "Company") on Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary I. Levine, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:
   (1)	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and
   (2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2003

/s/Gary I. Levine
Gary I. Levine
Vice President and Treasurer

  A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.